SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 28, 2000



                                 ebank.com, Inc.
                            (Exact name of registrant
                          as specified in its charter)



    Georgia                     333-41545               58-2349097
--------------------------------------------------------------------------------
   (State or other             (Commission             (I.R.S. Employer
   jurisdiction of             File Number)            Identification No.)
   incorporation)




   2410 Paces Ferry Road, Atlanta, Georgia                               30339
--------------------------------------------------------------------------------
  (Address of principal executive offices)                           (Zip Code)




    Registrant's telephone number, including area code: (770) 863-9229
                                                        --------------


                                       N/A
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

         The Board of Directors of ebank.com, Inc. announced that it has restructured the company's executive management team. James L. Box, an experienced financial services executive, has been appointed Chief Executive Officer of ebank.com, Inc., and will also serve as Chief Financial Officer. Gary Bremer, one of the founders of the Company and Vice-Chairman of the Board, has been named Chairman of the Board. Louis J. Douglass III will continue to serve as the president of ebank.com, Inc.

         A  copy  of  the  Company's  press  release   announcing  its  plan  to
restructure senior management is filed as an exhibit to this Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) The following information is filed as an exhibit to the Current Report on Form 8-K:

Exhibit No.                           Description
-----------                           -----------

 99.1                  Press release issued July 28, 2000

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ebank.com, Inc.



                                                    By: /s/ James L. Box
                                                        ------------------------
                                                            James L. Box,
                                                         Chief Executive Officer

Dated: August 1, 2000

                                  Exhibit Index
                                  -------------


         Exhibit No.            Description
         ----------             -----------

             99.1               Press release issued July 28, 2000